BancAnalysts Association of Boston Conference Tayfun Tuzun Executive Vice President & Chief Financial Officer November 8, 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval of the merger by MB Financial, Inc.’s stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes use non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP financial measures in a later slide in this presentation, which is also available in the investor relations section of our website, www.53.com. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 25 through 27 of our 3Q18 earnings release. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, Fifth Third Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes the Proxy Statement of MB Financial, Inc. and a Prospectus of Fifth Third Bancorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Fifth Third Bancorp and MB Financial, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fifth Third Bancorp at ir.53.com or from MB Financial, Inc. by accessing MB Financial, Inc.’s website at investor.mbfinancial.com.   Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Fifth Third Investor Relations at Fifth Third Investor Relations, MD 1090QC, 38 Fountain Square Plaza, Cincinnati, OH 45263, by calling (866) 670-0468, or by sending an e-mail to ir@53.com or to MB Financial, Attention: Corporate Secretary, at 6111 North River Road, Rosemont, Illinois 60018, by calling (847) 653-1992 or by sending an e-mail to dkoros@mbfinancial.com. Fifth Third Bancorp and MB Financial, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MB Financial, Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding Fifth Third Bancorp’s directors and executive officers is contained in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 6, 2018, which are filed with the SEC. Information regarding MB Financial, Inc.’s directors and executive officers is contained in its Proxy Statement on Schedule 14A filed with the SEC on April 3, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Strategic priorities for the company 1 3 Implement remaining NorthStar initiatives and achieve standalone financial targets Pursue profitable organic growth opportunities 2 Successfully integrate MB Financial and realize expected financial benefits Leveraging advanced analytics to enhance the customer experience while improving financial performance

More resilient balance sheet to outperform peers through-the-cycle Credit risk management Capital & liquidity risk management Asset-liability management NPA ratio of 0.48% is lowest since 2004; third lowest among peers Criticized assets of 3.45% have declined more than all peers since 2015 CRE as a percentage of total capital <60%1; significantly lower than peers Current CET1 of 10.7% (largest increase vs. peers since 3Q15); Target CET1 of 9 – 9.5% Better CCAR stressed loss projections vs. peers since 2015 Growing consumer deposits faster than peers with particularly strong performance in our Southeast markets Near top quartile NIM expansion since 3Q15 despite balanced interest rate risk profile Recently added protection to mitigate downside impact of lower rates 1SNL and company FR-Y 9C filings as of 3Q18

Distribution Optimization Intelligent Automation Product Development Marketing Utilizing advanced data analytics to drive improved performance Direct marketing optimization Retail network optimization Back-office process automation Real-time fraud monitoring and alerts Personalized financial advice and education Electronic FX trading platform Managed payables and receivables solutions Sales and service intelligence Direct marketing optimization Commercial banker coverage & client profitability Card offers customized by channel Back-office process automation Dynamic, behavior based, automated card strategies Sample applications Consumer Commercial Payments

Leveraging decision science capabilities to optimize retail network Current network health Optimal capacity in each market Network optimization opportunities M&A activities Decision science framework built upon big data platform… …generates insights which allow us to better assess: Thousands of attributes analyzed U.S. segmented into 340 MM hex segments or “city blocks” Drive time assessment (work and home) and branch patronage Hex segmentation throughout contiguous 48 states Drive time polygons help explain network performance Foundational to recent branch network reallocation strategy Evaluated strength of MB retail franchise which validated strategic rationale Recent use cases

Improved marketing analytics to help drive organic growth 4X Enhanced marketing analytics to identify best opportunities to improve profitability Leveraging machine learning algorithms, evaluating over 700 variables Enhancements driving faster household growth and higher deposit balances in target markets Future mix of marketing spend to evolve based on outcomes of tests % of new HHs generated from direct marketing campaigns Average deposit balance New direct mail HHs HH growth by market 3Q18, y-o-y ~3X ~2.5X HH = households

Positioned to capitalize on organic growth opportunities Optimizing network to create smart scale in targeted markets while maintaining top market share in existing markets Increasing sales force throughout company to drive improve returns Continued assessment of opportunities in high-growth markets for middle market lending Re-deploy resources in existing, higher-growth markets where market dynamics create compelling opportunity to generate solid household and deposit growth Focused on: Wealth & Asset Management Treasury Management Capital Markets While maintaining expense discipline (Bancorp 1% core 2019 expense growth target) Focused on where we can combine: Strong talent Local market knowledge Enhanced product capabilities

MB Financial acquisition remains on-track and supports overall deposit growth strategy Expect to realize previously announced expense and revenue synergies Expect to close and convert majority of systems applications in 1Q19 Highly successful talent and client retention to date; focused on maintaining positive momentum post-closing Resubmitted CCAR plan with the pro forma impact of the acquisition; expect regulatory feedback by the end of 2018 Capital distribution activities should remain consistent with the plan originally-submitted in April 2018 until regulatory feedback is received MB acquisition update Percentage of deposits in markets with a top 3 share Source: 2018 FDIC deposit data, excluding all deposit balances above $500mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). A top 3 deposit market share is the primary indicator of outsized growth potential 30 - 50% increase in deposits per branch as a top 3 bank vs. being the top 4-6 Able to more efficiently leverage marketing spend Expect to achieve more favorable deposit pricing power with a larger market share +

Expect to achieve standalone NorthStar targets Raised original ROTCE target over 300 bps to reflect rate hikes and tax law changes Standalone franchise momentum: Significant increase in consumer households driving strong deposit growth WAM on track for record year (AUM and revenue), with positive inflows in 2018 Expense management to limit 2019 expense growth to 1% or less Expect to generate significant incremental capital Additional operating leverage with MB Financial ROTCE ROA Efficiency 1H18 2H18 4Q19 Enhanced Targets MBFI Financial Impact 14.0% 1.3% 62% ~14.5% ~1.3% ~59% 16%+ 1.35 - 1.45% ~2% ~0.12% ~(4%) (excluding LIH expense) Standalone progression core1 FY2020 Enhanced Targets w/ MBFI 18%+ 1.55 - 1.65% <57% Low 50s 1Non-GAAP measures: see reconciliation on page 17 of this presentation and use of non-GAAP measures on pages 25-27 of the 3Q18 earnings release Progression of financial targets 4Q19 Original Targets 12 - 14% 1.1 - 1.3% <57% mid to upper-end of

Strategic priorities for the company 1 2 3 Implement remaining NorthStar initiatives and achieve standalone financial targets Successfully integrate MB Financial and realize expected financial benefits Pursue profitable organic growth opportunities Focused on top quartile through-the-cycle performance to create long term shareholder value

Appendix

Thoughtful reduction in Worldpay stake 49% ~$6BN Worldpay TRA revenue forecast1 Vantiv/Worldpay ownership and monetized gains 1Assumes Worldpay has sufficient U.S. taxable income to utilized the TRA-related deductions, and assumes a 21% federal tax rate; 2Assumes remaining units are exchanged at $91.84 per unit on 10/31/18 Recognized nearly $6BN in gains since the joint venture and distributed a significant amount of capital to shareholders Currently own ~3.3% of global company Market value of ownership stake of ~$940MM (unrealized pre-tax gain of ~$520MM) as of 10/31/18 TRA revenue expected to gradually increase over time, with potential for incremental TRA revenue with ownership sell-down Continue to account for ownership under the equity method of accounting ($ MM pre-tax expected to be recognized in the fourth quarter of each year shown below; the realized cash - and therefore potential share repurchase capacity – would not occur until the following quarter) 608 286 894 Total gross TRA over next 15+ years 2

Strong liquidity profile – 3Q18 $ millions – excl. Retail Brokered & Institutional CDs Unsecured debt maturities Heavily core funded Holding company: Modified LCR of 119% Holding Company cash as of September 30, 2018: $3.1B Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~23 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions The Holding Company did not issue any long-term debt in 3Q18 Bank entity: In 3Q18, the Bank issued $1.55B of senior notes consisting of 3 tranches - $500MM 3-yr fixed rate, $300MM 3-yr floating rate, and $750MM 7-yr fixed rate $1.25B of senior bank notes was redeemed in 3Q18 Available and contingent borrowing capacity (3Q18): FHLB ~$10.4B available, ~$11.1B total Federal Reserve ~$33.9B 2018 funding plans In 2018, Fifth Third expects to issue sufficient long-term debt to maintain its current ratings under the Moody’s LGF methodology As of 09/30/2018 1$600MM of senior bank notes matured in 1Q18; $500MM of Holding Company debt matured in 2Q18; $1.25B of senior bank notes was redeemed in 3Q18 $3,962

Balance sheet positioning – 3Q18 Investment portfolio $13.1B fixed | $44.2B variable 1,2,3 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $26.1B fixed | $10.0B variable 1 $9.8B fixed | $4.6B variable 4 56% allocation to bullet/ locked-out cash flow securities Yield: 3.22% Effective duration of 5.25 Net unrealized pre-tax loss: $898MM 99% AFS 1ML based: 66%6 3ML based: 7%6 Prime based: 4%6 Weighted avg. life: 1.68 years 1ML based: 2%7 12ML based: 2%7 Prime based: 22%7 Weighted avg. life: 3.45 years Auto: 1.53 years Data as of 9/30/18; 1Includes HFS Loans & Leases; 2Fifth Third had $4.15B of variable loans classified as fixed given the 1ML receive-fix swaps outstanding against C&I loans; 3Excludes derivative instruments added after 9/30/18 and mid-2019 forward starting swaps which partially replaces existing 2019 swap maturities; 4Fifth Third had $2.21B 3ML receive-fix swaps and $1.25B 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; 5Effective duration of the taxable available for sale portfolio; 6As a percent of total commercial; 7As a percent of total consumer; 8As a percent of total long-term debt 1ML based: 9%8 3ML based: 23%8 Weighted avg. life: 4.25 years Level 1 100% Fix | 0% Float Level 2A 100% Fix | 0% Float Non-HQLA/ Other 78% Fix | 22% Float C&I 20% Fix | 80% Float Coml. mortgage 21% Fix | 79% Float Coml. lease 100% Fix | 0% Float Resi mtg.& construction 91% Fix | 9% Float Auto 100% Fix | 0% Float Home equity 9% Fix | 91% Float Senior debt 65% Fix | 35% Float Sub debt 74% Fix | 26% Float Auto securiz. proceeds 96% Fix | 4% Float Coml. construction 1% Fix | 99% Float Credit card 24% Fix | 76% Float Other 59% Fix | 41% Float Other 63% Fix | 37% Float Total interest earning assets ~$129B; $70B fixed | $59B variable

Interest rate risk management – 3Q18 Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes NII is near asset/liability neutral over the next 12 months with betas assumed at 70% and no re-pricing lag: As of 9/30/18, 58% of loans were floating rate net of existing swaps (77% of commercial; 28% of total consumer) Added derivative instruments post quarter-end (swaps and floors) for protection against lower interest rates, as reflected in the table Investment portfolio effective duration of 5.21 Short-term borrowings represent approximately 17% of total wholesale funding, or 3% of total funding Approximately $11 billion in non-core funding matures beyond one year Interest rate sensitivity tables are based on conservative deposit assumptions: 70% beta on all IB deposit and sweep balances No modeled re-pricing lag on deposits Utilizes forecasted balance sheet with incremental DDA runoff assumed 1 Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Note: data as of 9/30/18 including all swaps and floors executed prior to 10/23/2018; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.

Regulation G reconciliation 1Assumes a 21% tax rate 92 91 90 Three Months Ended September June March 1H18 2018 2018 2018 Net interest income (U.S. GAAP) $1,043 $1,020 $996 $2,016 Add: FTE Adjustment 4 4 3 7 Net interest income (FTE) $1,047 $1,024 $999 $2,023 Adjusted Net interest income (FTE) (g) $1,047 $1,024 $999 $2,023 Noninterest income (U.S. GAAP) $563 $743 $909 $1,652 Valuation of Visa total return swap 17 10 39 49 GreenSky IPO gain 0 -16 0 -16 Securities (gains) losses, net (including GreenSky) 6 5 11 16 Branch network impairment charge 0 30 8 38 Vantiv/ Worldpay step-up gain 0 0 -,414 -,414 Gain on sale of Vantiv/Worldpay shares 0 -,205 0 -,205 Adjusted noninterest income (h) $586 $567 $553 $1,120 Noninterest expense (U.S. GAAP) $1,008 $1,037 $1,046 $2,083 Contribution for Fifth Third Foundation 0 -10 0 -10 Compensation expense primarily related to staffing review 0 -19 0 -19 Litigation reserve increase 0 0 -8 -8 Adjusted noninterest expense $1,008 $1,008 $1,038 $2,046 Impairment on affordable housing investments, as reported -39 -47 -48 -95 Adjusted noninterest expense ex LIH expense (i) $969 $961 $990 $1,951 Average assets (j) $,141,752 $,141,529 $,141,565 $,141,546.90055248619 Metrics: Adjusted return on average tangible common equity (f) / (c) 0.14042498297633624 0.14590074557107524 0.13434595555555554 0.1401051524007606 Adjusted return on average assets (e) / (j) 1.3% 1.3% 1.2% 1.3% Adjusted efficiency ratio ex LIH expense (i) / [(g) + (h)] 0.5933864053888549 0.60402262727844125 0.63788659793814428 0.62074451161310851 91 90 365 365 0.24931506849315069 0.24657534246575341 3.9673913043478262 4.0109890109890109 4.0555555555555554 2.0165745856353592 4.0331491712707184 Fifth Third Bancorp and Subsidiaries Core ROTCE 0.14000000000000001 Regulation G Non-GAAP Reconciliation Three Months Ended Core ROA 1.2999999999999999E-2 $ and shares in millions September June March 1H18 Adjust Efficiency excluding LIH expense 0.62 (unaudited) 2018 2018 2018 For Core ROTCE Adjusted Net Income Available to Common Net income attributable to Bancorp (U.S. GAAP) (a) $433 $586 $704 $1,290 Average Goodwill/Intangibles (ex. MSR) Net income available to common shareholders (U.S. GAAP) (b) $418 $563 $689 $1,252 Average Preferred Equity Add: Intangible amortization, net of tax 1 1 1 2 Adjusted Net Income Attributable to Bancorp Tangible net income available to common shareholders $419 $564 $690 $1,254 Average Assets Tangible net income available to common shareholders (annualized) $1,662.3369565217392 $2,262.197802197802 $2,798.333333333333 $2,528.7845303867402 For Adjusted Efficiency (ex LIH) Adjusted efficiency ratio ex LIH expense (s) / [(m) + (p)] Adjusted noninterest expense ex LIH expense (s) Average Bancorp shareholders' equity (U.S. GAAP) $16,145 $16,108 $16,313 $16,209.933701657459 Adjusted taxable equivalent net interest income (m) Less: Average preferred stock -1,331 -1,331 -1,331 -1,331 Taxable equivalent net interest income Average goodwill -2,462 -2,462 -2,455 -2,458 <-----h/C + Leverage Lease Remeasure Average intangible assets and other servicing rights -29 -30 -27 -28 <-----h/C Adjusted noninterest income (p) Average tangible common equity (c) $12,323 $12,285 $12,500 12,392.933701657459 Nonint Income Adjustments (pre-tax items) Vantiv/ Worldpay step-up gain $0 $0 $-,414 $-,414 Litigation reserve charges 0 0 8 8 Branch network assessment charge 0 30 8 38 Valuation of Visa total return swap 17 10 39 49 Gain from GreenSky IPO 0 -16 0 -16 Securities (gains) losses, net (including GreenSky) 6 5 11 16 Contribution for Fifth Third Foundation 0 10 0 10 Gain on sale of Vantiv/Worldpay shares 0 -,205 0 -,205 Compensation expense primarily related to staffing review 0 19 0 19 Adjustments - after-tax1 (d) $18.170000000000002 $-,116.13000000000001 $-,274.92 $-,391.5 Adjusted net income attributable to Bancorp (a + d) $451.17 $469.87 $429.08 $898.95 Adjusted net income attributable to Bancorp (annualized) (e) $1,789 $1,884.6434065934066 $1,740.1577777777777 $1,812.7997237569061 Adjusted net income available to common shareholders (b + d) $436.17 $446.87 $414.08 $860.95 Adjusted net income available to common shareholders (annualized) (f) $1,730.4570652173913 $1,792.3906593406593 $1,679.3244444444442 $1,736.1698895027625 Average assets (g) $,141,752 $,141,529 $,141,565 $,141,546.90055248619 Adjusted return on average assets (e) / (j) 1.3% 1.3% 1.2% 1.3% Adjusted return on average tangible common equity (f) / (c) 0.14042498297633624 0.14590074557107524 0.13434595555555554 0.14009353485612233 Adjusted Net Income Available to Common/(avg shareholder equity - avg preferred equity- avg goodwill)* day weight Step Up, Pre-tax 414 After-tax @21% 327.06 Date of Close 43116 43190 QWA Impact on Average TCE #DIV/0! Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions 12512 12439 12439 (unaudited) 117996626000 117527091000 117527091000 CET 1 capital (transitional) $1,331 $,126,621 $0 Less: Adjustments to CET 1 capital from transitional to fully phased-in (1) 0 ,126,443 0 CET 1 capital (fully phased-in) (h) 20 563 $0 Risk-weighted assets (transitional) 1.4824E-2 7.4299999999999995E-4 Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2) ,117,527.91 909 $0 Risk-weighted assets (fully phased-in) (i) $0 $577 0 Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (h) / (i) 12443 1561 0 (1) Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities) 0 (2) Primarily relates to higher risk-weighting for MSRs 0 Average interest-earning assets (j) 156 158 0 0 Net interest income (U.S. GAAP) $0 $0 0 Add: FTE Adjustment 0 0 0 Taxable equivalent net interest income (k) $0 $0 0 Taxable equivalent net interest income (annualized) (l) $0 $0 0 0 $0 $0 0 Leveraged lease remeasurement 0 0 $0 Adjusted taxable equivalent net interest income (m) $0 $0 Adjusted taxable equivalent net interest income (annualized) (n) $0 $0 $0 0 Noninterest income (U.S. GAAP) (o) $0 $0 0 Valuation of Visa total return swap 0 0 0 GreenSky IPO gain 0 0 0 Securities (gains) losses, net 0 0 0 Branch network impairment charge 0 0 0 Vantiv/ Worldpay step-up gain 0 0 $0 Gain on sale of Vantiv/Worldpay shares 0 0 Gain on Vantiv warrant actions 0 0 -48 Transfer of certain nonconforming investments under Volcker to held-for-sale 0 0 Vantiv warrant valuation 0 0 $-48 Gain on sale of certain branches 0 0 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 Vantiv TRA-related transactions 0 0 #REF! Adjusted noninterest income (p) $0 $0 0 Less: Mortgage banking net revenue 0 0 #REF! Adjusted noninterest income, excluding mortgage banking net revenue $0 $0 #REF! #REF! Noninterest expense (U.S. GAAP) (q) $0 $0 #DIV/0! Contribution for Fifth Third Foundation 0 0 #DIV/0! One-time employee bonus 0 0 Impairment related to affordable housing investments from TCJA 0 0 Compensation expense primarily related to staffing review 0 0 Litigation reserve increase 0 0 Retirement eligibility changes 0 0 Adjusted noninterest expense (r) $0 $0 Impairment on affordable housing investments, as reported -47 -48 Impairment related to affordable housing investments from TCJA Adjusted noninterest expense ex LIH expense (s) $-47 $-48 Metrics: Pre-provision net revenue (k + o - q) 0 0 Adjusted pre-provision net revenue (m + p - r) 0 0 Taxable equivalent net interest margin (l) / (j) 3.2099999999999997E-2 0 Adjusted taxable equivalent net interest margin (n) / (j) 3.2099999999999997E-2 0 Taxable equivalent efficiency ratio (q) / [(k) + (o)] #DIV/0! #DIV/0! Adjusted efficiency ratio (r) / [(m) + (p)] #DIV/0! #DIV/0! Adjusted efficiency ratio ex LIH expense (s) / [(m) + (p)] #DIV/0! #DIV/0!